UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2023
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVNQ	NONE
(1) Novan, Inc. Common Stock was previously traded on the Nasdaq Capital Market under the symbol “NOVN.”
On July 26, 2023, Novan, Inc. Common Stock began trading exclusively on the over-the-counter (“OTC”) market under the symbol “NOVNQ.” On September 7, 2023, Nasdaq filed a Form 25 with the United States Securities and Exchange Commission to complete the delisting of Novan, Inc. Common Stock from Nasdaq, and the delisting will become effective ten days after the Form 25 was filed.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
As previously disclosed, on July 17, 2023, Novan, Inc. (the “Company”) and its wholly owned subsidiary, EPI Health, LLC (“EPI Health”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases are being administered jointly under the caption In re: Novan, Inc. et al, Case No. 23-10937 (the “Chapter 11 Case”).
As previously disclosed, on July 17, 2023 prior to the filing of the Chapter 11 Case, (i) the Company and EPI Health entered into a “stalking horse” asset purchase agreement (as subsequently amended on July 21, 2023 and on August 21, 2023, the “Initial Ligand Purchase Agreement”) with Ligand Pharmaceuticals Incorporated (“Ligand”) to sell substantially all of the assets of the Company and EPI Health. The transactions contemplated by the Initial Ligand Purchase Agreement were part of a sale process under Section 363 of the Bankruptcy Code that has been subject to approval by the Bankruptcy Court and compliance with agreed upon and Bankruptcy Court-approved bidding procedures allowing for the submission of higher or otherwise better offers, and other agreed-upon conditions. In accordance with the sale process under Section 363 of the Bankruptcy Code, notice of the proposed sale to Ligand was given to third parties and competing bids were solicited and received by the Company. The Company evaluated the bids, in consultation with its advisors, and an auction for the assets of the Company and EPI Health was convened on August 31, 2023.
Asset Purchase Agreement with Mayne Pharma LLC
Following the Company’s review of the bids received and after concluding the auction, on August 31, 2023, the Company and EPI Health entered into an asset purchase agreement with Mayne Pharma LLC (“Mayne Pharma”) for the purchase of the assets related to RHOFADE® (oxymetazoline hydrochloride) cream 1% and assumption of certain related liabilities for $8 million in cash at closing plus associated cure costs not to exceed $1.5 million (the “Mayne Pharma Purchase Agreement”). The Mayne Pharma Purchase Agreement is based on substantially the same form of agreement as the Initial Ligand Purchase Agreement, contains customary representations and warranties of the parties, and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) material compliance with the obligations of the parties set forth in the Mayne Pharma Purchase Agreement, and (iii) approval by the Bankruptcy Court.
Amended and Restated Asset Purchase Agreement with Ligand Pharmaceuticals Incorporated
On September 1, 2023, the Company, EPI Health and Ligand amended and restated the Initial Ligand Purchase Agreement (the “A&R Ligand Purchase Agreement”) to reflect that Ligand will purchase substanitally all of the assets related to the Company’s R&D business and the assets related to Sitavig® (acyclovir 50mg buccal tablets) owned by EPI Health and assume certain liabilities for $12.15 million in cash at closing. The A&R Ligand Purchase Agreement is based on substantially the same form of agreement as the Initial Ligand Purchase Agreement, contains customary representations and warranties of the parties, and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) material compliance with the obligations of the parties set forth in the A& Ligand Purchase Agreement, and (iii) approval by the Bankruptcy Court.
Certain other assets and liabilities are excluded from the Mayne Pharma Purchase Agreement and the A&R Ligand Purchase Agreement and will remain with the Company and EPI Health.
The foregoing descriptions of the Mayne Pharma Purchase Agreement and the A&R Ligand Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Mayne Pharma Purchase Agreement and the A&R Ligand Purchase Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated by reference herein. The representations and warranties contained in the Mayne Pharma Purchase Agreement and the A&R Ligand Purchase Agreement were made only for the purposes of and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Form 8-K. Accordingly, you should not rely upon the representations and warranties in the Mayne Pharma Purchase Agreement or the A&R Ligand Purchase Agreement as statements of factual information.
Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. As currently contemplated under the Mayne Pharma Purchase Agreement or the A&R Ligand Purchase Agreement, stockholders will not receive any payment or other distribution. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.
Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Case; the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process, to comply with the terms of the agreements entered into with Ligand and Mayne Pharma and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Bankruptcy Court approval of a sale of the Company’s assets or other conditions to the asset sales contemplated with Ligand and Mayne Pharma; the Company’s ability to retain senior management and other key personnel; and the impact and timing of cost reduction initiatives and other cost savings measures. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated August 31, 2023, by and among Novan, Inc., EPI Health, LLC and Mayne Pharma LLC
10.2	Amended and Restated Asset Purchase Agreement, dated September 1, 2023, by and among Novan, Inc., EPI Health, LLC and Ligand Pharmaceuticals, Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: September 7, 2023	By:	/s/ Paula Brown Stafford
Paula Brown Stafford
Chairman, President and Chief Executive Officer